NOVEMBER 9, 2021 An Agency + MSR Mortgage REIT Third Quarter 2021 Earnings Call

Safe Harbor Statement 2 FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2020, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; the ongoing impact of the COVID-19 pandemic, and the actions taken by federal and state governmental authorities and GSEs in response, on the U.S. economy, financial markets and our target assets; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to effectively execute and to realize the benefits of strategic transactions and initiatives we have pursued or may in the future pursue; our decision to terminate our management agreement with PRCM Advisers LLC and the ongoing litigation with PRCM Advisers related to such termination; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Performance Supported By Spread Tightening in High Coupon RMBS Executive Overview 3Note: Financial data throughout this presentation is as of or for the quarter ended September 30, 2021, unless otherwise noted. Note: The End Notes are an integral part of this presentation. See slides 24 through 27 at the back of this presentation for information related to certain financial metrics and defined terms herein. Quarterly Summary • Reported book value of $6.40 per common share, representing a 2.3% quarterly return on book value(1) • Generated Comprehensive Income of $45.2 million, representing an annualized return on average common equity of 9.1% • Reported Earnings Available for Distribution, or EAD (formerly Core Earnings), of $73.6 million, or $0.24 per weighted average basic common share(2) • Declared a third quarter common stock dividend of $0.17 per share • Continued to grow mortgage servicing rights (MSR) portfolio ◦ Settled on $14.0 billion unpaid principal balance (UPB) generated through flow-sale program ◦ Closed on $15.3 billion UPB through bulk transactions • Issued 40 million shares of common stock through an underwritten offering for net proceeds of approximately $256.5 million Post-Quarter End Update • Issued 30 million shares of common stock through an underwritten offering for net proceeds of approximately $193.7 million • Expect to settle on outstanding commitments of $21 billion UPB of MSR through bulk transactions in upcoming quarters

Key Market Highlights HEADING INTO A WELL-ANTICIPATED FEDERAL RESERVE TAPER • Federal Reserve will reduce its monthly purchases of U.S. Treasury securities by $10 billion and Agency RMBS by $5 billion beginning in November and expects to complete the process by mid-2022 • Demand for RMBS from banks is expected to continue given tepid loan growth and ample deposit balances • Current coupon spreads have widened but remain below historical average • Combination of higher mortgage rates and fewer number of refinanceable mortgages point to lower prepayment speeds ahead 4 I. FEDERAL RESERVE WILL BUY LESS RMBS(1) II. CURRENT COUPON SPREADS(2) III. FEWER REFINANCEABLE MORTGAGES(3)

Book Value Summary (Dollars in millions, except per share data) Q3-2021 Book Value Q3-2021 Book Value per share YTD-2021 Book Value YTD-2021 Book Value per share Beginning common stockholders’ equity $ 1,757.8 $ 6.42 $ 2,087.7 $ 7.63 Earnings Available for Distribution, net of tax(1) 87.4 215.6 Dividend declaration - preferred (13.8) (44.7) Earnings Available for Distribution to common stockholders, net of tax(1) 73.6 170.9 Realized and unrealized gains and losses, net of tax (21.0) (27.1) Other comprehensive loss, net of tax (7.4) (341.7) Comprehensive income (loss) 45.2 (197.9) Common stock dividends declared (53.6) (146.9) Other 2.6 8.9 Issuance of common stock, net of offering costs 256.6 256.8 Ending common stockholders’ equity $ 2,008.6 $ 6.40 $ 2,008.6 $ 6.40 Total preferred stock liquidation preference 726.3 $ 726.3 Ending total equity $ 2,734.9 $ 2,734.9 5 • Book value of $6.40 per common share, resulting in a 2.3% quarterly return on book value(2) ◦ Includes effect of spread tightening in high coupon RMBS offset somewhat by spread widening in lower coupon RMBS • Generated Comprehensive Income of $45.2 million, representing an annualized return on average common equity of 9.1%

# Earnings Available for Distribution[1] and Portfolio Yield

| ($ in millions, except per share data) | Q2-2021 | Q3-2021 | Variance ($) |
|---|---|---|---|
| Interest income | $ 43.4 | $ 36.0 | $ (7.4) |
| Interest expense | 24.4 | 21.9 | 2.5 |
| Net interest income | 19.0 | 14.1 | (4.9) |
| Servicing income, net of amortization on MSR | 47.4 | 56.7 | 9.3 |
| Gain on swaps and swaptions | 2.4 | 4.5 | 2.1 |
| Gain on other derivatives | 26.6 | 46.3 | 19.7 |
| Total other income | 76.4 | 107.5 | 31.1 |
| Expenses | 31.0 | 34.2 | (3.2) |
| Benefit from income taxes | (0.8) | — | (0.8) |
| **Earnings Available for Distribution[1]** | **$ 65.2** | **$ 87.4** | **$ 22.2** |
| Dividends on preferred stock | 13.7 | 13.8 | (0.1) |
| **Earnings Available for Distribution available to common stockholders** | **$ 51.5** | **$ 73.6** | **$ 22.1** |
| **Earnings Available for Distribution per weighted average basic common share[2]** | **$ 0.19** | **$ 0.24** | |
| **Earnings Available for Disribution annualized return on average common equity** | **10.8 %** | **14.7 %** | |
| Operating expenses, excluding non-cash LTIP amortization and nonrecurring expenses, as a percentage of average equity | 1.9 % | 1.9 % | |

Beginning with the third quarter, Core Earnings will be referred to as Earnings Available for Distribution (EAD). EAD will also include U.S. Treasury futures income, which represents the economic equivalent to holding and financing a relevant cheapest-to-deliver U.S. Treasury note or bond using short-term repurchase agreements.[2]

- Third quarter Earnings Available for Distribution reflects:
  - Lower interest income due to lower RMBS balance
  - Reduction in interest expense due to lower RMBS and MSR borrowing
  - Higher gain on other derivatives due to:
    - Larger TBA dollar roll position and continued roll specialness
    - Inclusion of U.S. Treasury futures income
  - Growth in servicing income resulting from a higher balance, higher collections, and lower prepayment speeds
  - Higher servicing expenses due to one-time items in second quarter
- Annualized portfolio yield increased to 3.33% and net spreads widened by 62 bps, due to higher MSR yields and greater proportion of MSR in the portfolio

| PORTFOLIO YIELD | Q2-2021 | Q3-2021 | As of September 30, 2021[3] |
|---|---|---|---|
| Annualized portfolio yield[4] | 2.72 % | 3.33 % | 3.61 % |
| Annualized cost of funds[5] | 0.79 % | 0.78 % | 0.84 % |
| Annualized net spread for aggregate portfolio | 1.93 % | 2.55 % | 2.77 % |

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# Financing Profile

## BALANCE SHEET AS OF SEPTEMBER 30, 2021


Agency RMBS
$6.7 billion
MSR $2.2 billion
Cash & cash equivalents
$1.1 billion
Restricted cash $0.8 billion
All other assets $0.7 billion
Agency repurchase agreements
$7.0 billion
MSR financing $1.0 billion
Convertible debt $0.4 billion
All other liabilities $0.4 billion
Preferred equity $0.7 billion
Common equity
$2.0 billion

Total Assets: $11.5 billion

## CONSERVATIVE LEVERAGE FOR AGENCY + MSR STRATEGY

- Strong capital and liquidity position
  - Issued 40 million shares of common stock for net proceeds of $256.5 million
- $1.1 billion of unrestricted cash
- Economic debt-to-equity of 6.1x at September 30, 2021, compared to 6.5x at June 30, 2021[1]
- Average economic debt-to-equity of 6.0x in the third quarter, compared to 6.5x in the second quarter[1]

## DIVERSE FINANCING PROFILE

### AGENCY RMBS

- $7.0 billion of outstanding repurchase agreements with 16 counterparties
- Repo funding remains attractive (flat term structure, low rates)

### MORTGAGE SERVICING RIGHTS

- $527 million of outstanding borrowings under bilateral MSR asset financing facilities
- $400 million of outstanding 5-year MSR term notes[2]
- $413 million of unused, committed MSR asset financing capacity
- $19 million outstanding borrowings and $181 million of unused, committed capacity for servicing advance receivables

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Quarterly Activity and Portfolio Composition 8 At September 30, 2021, $17.9 billion portfolio Includes $8.9 billion settled positions PORTFOLIO COMPOSITION(1) PORTFOLIO ACTIVITY • Maintained cautious positioning in Agency RMBS while growing MSR portfolio hedged with TBA • Reduced specified pool portfolio to $6.2 billion through a combination of asset sales and paydowns ◦ Sold $0.3 billion 4.0% pools and $0.2 billion 4.5% pools ◦ Experienced $0.6 billion in runoff, adding $1.9 billion notional of TBA reinvestment • Increased net TBA position to $9.0 billion by adding current coupon to capture continued roll specialness • Increased use of options including interest rate and mortgage options • Grew MSR portfolio by $9.3 billion UPB(4). Growth combined with increase in prices due to slightly higher rates resulted in an increase in value of $0.2 billion $ in b ill io ns E conom ic D ebt-To-E quity 21.8 18.6 17.1 17.9 14.7 11.5 7.9 6.7 5.5 5.0 7.2 9.0 1.6 2.1 2.0 2.2 6.8x 6.4x 6.5x 6.1x Agency Net TBA Position MSR Economic Debt-to-Equity 12/31/20 3/31/21 6/30/21 9/30/21 0 5 10 15 20 25 30 0.0x 2.0x 4.0x 6.0x 8.0x (3) (2) (2)

C PR Specified Pools I. SPECIFIED POOL PORTFOLIO 9 II. QUARTERLY PERFORMANCE(3) SPECIFIED POOL PERFORMANCE III. SPECIFIED POOL PREPAYMENT SPEEDS(4) TWO Specified Pools • High coupon specified pools outperformed during the quarter, recovering some of the spread widening that occurred during the second quarter • Overall, market prepayment speeds continue to trend lower from the peak at the beginning of the year ◦ Our portfolio CPR declined to 30.1% from 32.3% in the second quarter ◦ High coupon speeds are showing clear signs of burnout while current coupon speeds moved higher in the third quarter TBAs TWO Specified Pools (Q3-2021)TBAs (Q3-2021) TBAs (Q2-2021) TWO Specified Pools (Q2-2021) Coupon

• Grew portfolio UPB in an active market ◦ Settled on $14.0 billion UPB through flow-sale arrangements and $15.3 billion UPB through bulk purchases ◦ Expect to settle on $21 billion UPB from bulk transactions in future quarters • MSR price multiple increased by 5.0%, reflecting slight increase in rates and additional of low coupon MSR • Forbearance rate declined to 1.7% of our MSR portfolio by loan count. Mortgage Servicing Rights 10 II. MSR SETTLEMENT ACTIVITY MSR PORTFOLIO PERFORMANCE III. MSR PREPAYMENT SPEEDS(4) 6/30/2021 9/30/2021 Fair value ($ millions) $ 2,020 $ 2,213 Price Multiple 4.0x 4.2x UPB ($ millions) $ 190,620 $ 199,931 Weighted average gross coupon rate 3.5% 3.4 % Weighted average loan size(2) ($ thousands) $ 312 $ 322 Weighted average original FICO(3) 758 758 Weighted average original LTV 72% 72% 60+ day delinquencies 2.3% 1.8 % Net servicing fee (basis points) 26.5 26.4 Weighted average loan age (months) 28 27 Weighted average CPR 29% 27 % I. MSR PORTFOLIO(1) TWO MSR (Q3-2021)TBAs (Q3-2021) TBAs (Q2-2021) TWO MSR (Q2-2021) C PR Coupon

Agency + MSR Advantage 11 COMBINED Agency P&I RMBS/TBA MSR/Agency IO RMBS(3) Combined June 30, 2021 Note: Sensitivity data as of September 30, 2021. The above spread scenario is provided for illustration purposes only and is not necessarily indicative of Two Harbors’ financial condition and operating results, nor is it necessarily indicative of the financial condition or results of operations that may be expected for any future period or date. RMBS + MSR(1) RMBS + RATES(2) LOW EXPOSURE TO CURRENT COUPON SPREAD • The charts below illustrate a point-in-time view of our risk exposure through the lens of: Agency RMBS paired with MSR (RMBS + MSR(1)) and Agency RMBS hedged with Rates (RMBS + RATES(2)) ◦ RMBS + MSR(1): Exposure shifted towards the 2.5% coupon as rates rose somewhat. Book value exposure to current coupon spreads is low, at -0.5% for a 25 bps widening ◦ RMBS + RATES(2): Exposure remains concentrated in higher coupons, having flattened out the 2% and 2.5% coupon exposure. Book value exposure to current coupon spreads is low at -1.5% for a 25 bps widening but higher compared to RMBS + MSR(1) BOOK VALUE EXPOSURE TO CURRENT COUPON SPREAD(4) EFFECTIVE COUPON POSITIONING

# Risk Positioning

## AGENCY + MSR DELIVERS BOOK VALUE STABILITY

- Our interest rate and curve exposure remains low and in line with historical positioning
  - For an instantaneous parallel shift in rates, the estimated change in book value would be -1.2% for a 25 bps decline, and -0.7% for a 25 bps increase
  - In a 25 bps "bear steepener" (Figure II), where rates 10 years and longer increase by 25 bps and 2-year rates and shorter are unchanged, the estimated change in book value would be +0.1%
  - In a 25 bps "bear flattener" (Figure III), where rates 2 years and shorter increase by 25 bps and 10-year rates and longer are unchanged, the estimated change in book value would -0.8%

BOOK VALUE EXPOSURE TO CHANGES IN RATES



I: PARALLEL SHIFT(1)
II: SHIFT IN LONG TERM RATES(2)
III: SHIFT IN SHORT TERM RATES(3)
Change in Book Value (%)
10%
5%
0%
-5%
-10%
Net: (1.2%)
Net: (0.7%)
Net: (1.4%)
Net: 0.1%
Net: 0.2%
Net: (0.8%)
5.8%
(7.3%)
6.2%
(6.6%)
2.1%
3.6%
(7.1%)
6.8%
(4.5%)
(2.2%)
2.2%
(1.8%)
1.8%
(2.1%)
Down 25
0
Up 25
"Bull Flattener"
"Bear Steepener"
"Bull Steepener"
"Bear Flattener"
Agency P&I RMBS/TBA
MSR/Agency IO RMBS(4)
Other(5)

Note: Sensitivity data as of September 30, 2021. The above scenarios are provided for illustration purposes only and is not necessarily indicative of Two Harbors' financial condition and operating results, nor are they necessarily indicative of the financial condition or results of operations that may be expected for any future period or date.

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13 Two Harbors Outlook STATIC RETURN OUTLOOK FOR TARGET ASSETS(1) • MSR paired with TBA continues to offer low- to mid-teen returns and remains our primary focus for deploying capital • High coupon specified pool spreads tightened in the quarter, bringing expected returns to mid- to high-single digits OPPORTUNITY SET IN OUR TARGET ASSETS REMAINS ATTRACTIVE TODAY Previous QuarterCurrent Quarter RMBS + RATES RMBS + MSR Expected Annualized Returns (%) Current Coupon Pools / Swaps High Coupon Pools / Swaps TBA / Swaps Pools / MSR TBA / MSR

Appendix 14

DIVIDEND YIELD(2) Financial Performance 15 COMPREHENSIVE INCOME (LOSS) QUARTERLY RETURN ON BOOK VALUE(1) BOOK VALUE AND DIVIDEND PER COMMON SHARE(2)

Q3-2021 Operating Performance Q3-2021 (In millions, except for per common share data) Earnings Available for Distribution(1) Realized Gains (Losses) Unrealized MTM Total Interest income $ 36.0 $ — $ — $ 36.0 Interest expense 21.9 — — 21.9 Net interest income 14.1 — — 14.1 Gain on investment securities — 20.9 7.7 28.6 Servicing income 123.0 — — 123.0 (Loss) gain on servicing asset (66.3) (11.0) 34.8 (42.5) Gain (loss) on interest rate swap and swaption agreements 4.5 5.2 (13.6) (3.9) Gain (loss) on other derivative instruments 46.3 60.6 (121.9) (15.0) Other income — — — — Total other income (loss) 107.5 75.7 (93.0) 90.2 Expenses 34.2 3.4 — 37.6 Income (loss) before income taxes 87.4 72.3 (93.0) 66.7 (Benefit from) provision for income taxes — (1.5) 1.8 0.3 Net income (loss) 87.4 73.8 (94.8) 66.4 Dividends on preferred stock 13.8 — — 13.8 Net income (loss) attributable to common stockholders $ 73.6 $ 73.8 $ (94.8) $ 52.6 Earnings (loss) per weighted average basic common share $ 0.24 $ 0.24 $ (0.31) $ 0.17 16

Q2-2021 Operating Performance 17 Q2-2021 (In millions, except for per common share data) Earnings Available for Distribution(1) Realized Gains (Losses) Unrealized MTM Total Interest income $ 43.4 $ — $ — $ 43.4 Interest expense 24.4 — — 24.4 Net interest income 19.0 — — 19.0 Gain (loss) on investment securities — 8.1 (49.6) (41.5) Servicing income 112.8 — — 112.8 Loss on servicing asset (65.4) — (202.6) (268.0) Gain on interest rate swap and swaption agreements 2.4 8.7 13.6 24.7 Gain (loss) on other derivative instruments 26.6 33.6 (8.9) 51.3 Other income — — — — Total other income (loss) 76.4 50.4 (247.5) (120.7) Expenses 31.0 6.2 — 37.2 Income (loss) before income taxes 64.4 44.2 (247.5) (138.9) (Benefit from) provision for income taxes (0.8) 1.6 (21.7) (20.9) Net income (loss) 65.2 42.6 (225.8) (118.0) Dividends on preferred stock 13.7 — — 13.7 Net income (loss) attributable to common stockholders $ 51.5 $ 42.6 $ (225.8) $ (131.7) Earnings (loss) per weighted average basic common share $ 0.19 $ 0.15 $ (0.82) $ (0.48)

GAAP to EAD Reconciliation Reconciliation of GAAP to non-GAAP Information Three Months Ended Three Months Ended (In thousands, except for per common share data) June 30, 2021 September 30, 2021 Comprehensive (loss) income attributable to common stockholders $ (194,606) $ 45,226 Adjustment for other comprehensive loss attributable to common stockholders: Unrealized loss on available-for-sale securities 62,899 7,350 Net (loss) income attributable to common stockholders $ (131,707) $ 52,576 Adjustments for non-EAD: Realized gain on securities (15,493) (21,087) Unrealized loss (gain) on securities 49,620 (7,714) Provision for credit losses 7,392 159 Realized and unrealized loss (gain) on mortgage servicing rights 202,651 (23,749) Realized gain on termination or expiration of interest rate swaps and swaptions (8,642) (5,220) Unrealized (gain) loss on interest rate swaps and swaptions (13,607) 13,608 (Gain) loss on other derivative instruments (24,721) 61,355 Change in servicing reserves 163 (378) Non-cash equity compensation expense 4,611 2,559 Other nonrecurring expenses 1,397 1,187 Net (benefit from) provision for income taxes on non-EAD (20,145) 311 Earnings available for distribution to common stockholders $ 51,519 $ 73,607 Weighted average basic common shares 273,718,561 307,773,420 Earnings available for distribution to common stockholders per weighted average basic common share $ 0.19 $ 0.24 18 Note: Earnings Available for Distribution, or EAD, is a non-GAAP measure that we define as comprehensive income (loss) attributable to common stockholders, excluding “realized and unrealized gains and losses” (impairment losses, provision for (reversal of) credit losses, realized and unrealized gains and losses on the aggregate portfolio, reserve expense for representation and warranty obligations on MSR, non-cash compensation expense related to restricted common stock, other nonrecurring expenses and restructuring charges). As defined, EAD includes net interest income, accrual and settlement of interest on derivatives, dollar roll income on TBAs, U.S. Treasury futures income, servicing income, net of estimated amortization on MSR, management fees and recurring cash related operating expenses. Dollar roll income is the economic equivalent to holding and financing Agency RMBS using short-term repurchase agreements. U.S. Treasury futures income is the economic equivalent to holding and financing a relevant cheapest-to-deliver U.S. Treasury note or bond using short-term repurchase agreements. EAD provides supplemental information to assist investors in analyzing the Company’s results of operations and helps facilitate comparisons to industry peers. EAD is one of several measures our board of directors considers to determine the amount of dividends to declare on our common stock and should not be considered an indication of our taxable income or as a proxy for the amount of dividends we may declare. EAD includes U.S. Treasury futures income of $0.03 per basic common share for the three months ended September 30, 2021. Had U.S. Treasury futures income been included for the three months ended June 30, 2021, EAD would have been $0.02 higher, or $0.21 per basic common share.

Portfolio Metrics 19 AGENCY RMBS CPR(1) MSR CPR AGENCY PORTFOLIO COMPOSITION (2)

Agency RMBS Portfolio 20 Par Value ($ millions) Market Value ($ millions) Weighted Average CPR % Prepay Protected(1) Amortized Cost Basis ($ millions) Gross Weighted Average Coupon Weighted Average Age (Months) 30-Year fixed 2.5% & below $ — $ — — % — % $ — — % — 3.0% 1,196 1,271 23.3% 100.0% 1,231 3.7% 23 3.5% 1,084 1,175 32.8% 100.0% 1,134 4.3% 27 4.0% 1,583 1,738 32.1% 100.0% 1,647 4.6% 46 4.5% 1,435 1,593 33.0% 100.0% 1,507 5.0% 44 ≥ 5.0% 363 409 36.3% 98.1% 384 5.9% 79 5,661 6,186 31.0% 99.9% 5,903 4.5% 39 Other P&I(2) 60 67 16.0% — % 66 6.5% 221 IOs and IIOs(3) 4,194 449 19.1% — % 423 3.9% 56 Total Agency RMBS $ 9,915 $ 6,702 92.2% $ 6,392 Notional Amount ($ millions) Bond Equivalent Value ($ millions)(4) Through-the-Box Speeds(5) TBA Positions 2.5% & below $ 7,330 $ 7,460 6.7% 3.0% 784 820 44.2% 3.5% — — 50.7% 4.0% (100) (107) 55.7% 4.5% — — 56.4% 5.0% 728 800 44.4 % Net TBA position $ 8,742 $ 8,973

# Mortgage Servicing Rights Portfolio[1]

| | Number of Loans | Unpaid Principal Balance ($ in millions) | Gross Weighted Average Coupon Rate | Weighted Average Loan Size[2] ($ in thousands) | Weighted Average Loan Age (months) | Weighted Average Original FICO[3] | Weighted Average Original LTV | 60+ Day Delinquencies | 3-Month CPR | Net Servicing Fee (bps) |
|---|---|---|---|---|---|---|---|---|---|---|
| **30-Year Fixed** | | | | | | | | | | |
| ≤ 3.25% | 199,260 | $ 67,419 | 2.8% | $ 398 | 9 | 767 | 71% | 0.3% | 12.6% | 25.7 |
| 3.25% - 3.75% | 166,584 | 43,706 | 3.4% | 322 | 27 | 756 | 74% | 1.0% | 28.6% | 26.4 |
| 3.75% - 4.25% | 135,217 | 28,665 | 3.9% | 267 | 52 | 753 | 76% | 2.9% | 38.2% | 27.5 |
| 4.25% - 4.75% | 86,569 | 15,940 | 4.4% | 242 | 55 | 738 | 78% | 5.5% | 40.0% | 26.4 |
| 4.75% - 5.25% | 42,535 | 7,059 | 4.9% | 234 | 49 | 723 | 79% | 7.7% | 40.1% | 27.5 |
| > 5.25% | 17,333 | 2,445 | 5.5% | 215 | 48 | 706 | 79% | 10.3% | 39.2% | 30.6 |
| | 647,498 | 165,234 | 3.5% | 330 | 28 | 756 | 74% | 1.9% | 27.2% | 26.4 |
| **15-Year Fixed** | | | | | | | | | | |
| ≤ 2.25% | 14,823 | 4,955 | 2.0% | 378 | 6 | 778 | 57% | 0.1% | 11.3% | 25.3 |
| 2.25% - 2.75% | 38,748 | 9,630 | 2.4% | 302 | 11 | 775 | 58% | 0.2% | 21.1% | 25.7 |
| 2.75% - 3.25% | 47,217 | 7,924 | 2.9% | 225 | 38 | 769 | 61% | 0.6% | 26.2% | 26.2 |
| 3.25% - 3.75% | 29,622 | 3,802 | 3.4% | 178 | 53 | 758 | 64% | 1.4% | 28.6% | 27.4 |
| 3.75% - 4.25% | 13,508 | 1,436 | 3.9% | 157 | 53 | 742 | 65% | 2.6% | 29.1% | 28.8 |
| > 4.25% | 6,364 | 565 | 4.5% | 133 | 44 | 728 | 66% | 3.7% | 33.6% | 31.3 |
| | 150,282 | 28,312 | 2.7% | 266 | 26 | 769 | 60% | 0.6% | 23.1% | 26.3 |
| **Total ARMs** | 3,459 | 848 | 3.0% | 316 | 52 | 762 | 68% | 3.7% | 37.2% | 25.3 |
| **Total Portfolio** | 801,239 | $ 194,394 | 3.4% | $ 321 | 28 | 758 | 72% | 1.7% | 26.7% | 26.4 |

21

Financing 22 $ in millions Outstanding Borrowings and Maturities(1) Repurchase Agreements Revolving Credit Facilities Term Notes Payable Convertible Notes Total Outstanding Borrowings Percent (%) Within 30 days $ 1,737.1 $ — $ — $ — $ 1,737.1 20.8% 30 to 59 days 79.9 — — — 79.9 0.9% 60 to 89 days — — — — — — % 90 to 119 days 1,310.6 — — 143.6 1,454.2 17.4% 120 to 364 days 3,996.1 274.5 — — 4,270.6 51.0 % One to three years — 146.2 396.5 — 542.7 6.5 % Three to five years — — — 280.7 280.7 3.4% $ 7,123.7 $ 420.7 $ 396.5 $ 424.3 $ 8,365.2 100.0 % Collateral Pledged for Borrowings Repurchase Agreements(2) Revolving Credit Facilities(2) Term Notes Payable Convertible Notes Total Collateral Pledged Percent (%) Available-for-sale securities, at fair value $ 6,471.6 $ — $ — n/a $ 6,471.6 75.3 % Derivative assets, at fair value 43.8 — — n/a 43.8 0.5 % Mortgage servicing rights, at fair value 735.8 822.0 500.0 n/a 2,057.8 23.9 % Other assets (includes servicing advances) — 28.0 — n/a 28.0 0.3% $ 7,251.2 $ 850.0 $ 500.0 n/a $ 8,601.2 100.0%

Maturities Notional Amounts ($B) Average Fixed Pay Rate Average Receive Rate Average Maturity (Years) Payers 2021 $ — — % — % — 2022 7.4 0.042% 0.060% 0.9 2023 2.6 0.011% 0.059% 1.8 2024 — — % — % — 2025 and Thereafter 2.3 0.474% 0.058% 6.0 $ 12.3 0.137% 0.059% 2.0 Maturities Notional Amounts ($B) Average Pay Rate Average Fixed Receive Rate Average Maturity (Years) Receivers 2021 $ — — % — % — 2022 — — % — % — 2023 2.2 0.060% 0.118% 1.4 2024 — — % — % — 2025 and Thereafter $ 2.6 0.059% 0.812% 9.2 $ 4.8 0.059% 0.489% 5.6 Interest Rate Swaps and Swaptions 23 INTEREST RATE SWAPS Option Underlying Swap Swaption Expiration Cost ($M) Fair Value ($M) Average Months to Expiration Notional Amount ($M) Average Pay Rate Average Receive Rate Average Term (Years) Purchase Contracts: Payer ≥6 Months $ 11.3 $ 6.7 8.3 $ 886.0 2.26% 3M LIBOR 10.0 Sale Contracts: Payer <6 Months $ (4.1) $ (4.1) 2.2 $ (740.0) 1.77% 3M LIBOR 10.0 Receiver ≥6 Months $ (10.6) $ (8.3) 8.1 $ (1,087.0) 3M LIBOR 1.26% 10.0 INTEREST RATE SWAPTIONS

End Notes 24 1. Return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends declared in the period, divided by book value as of the beginning of the period. 2. Beginning in the third quarter, the Company changed the title of its non-GAAP measure of Core Earnings to Earnings Available for Distribution. Please see Appendix slide 18 for a definition of Earnings Available for Distribution and a reconciliation of GAAP to non-GAAP financial information. PAGE 3 - Executive Overview PAGE 4 - Key Market Highlights PAGE 5 - Book Value Summary 1. Source: Citi Research, FTSE Yieldbook, Federal Reserve. 2. J.P. Morgan DataQuery current coupon OAS. 3. Total mortgage loan data from Fannie Mae Loan Level Disclosure data as of March 2021. Mortgage rate data from Freddie Mac Primary Mortgage Market Survey. 1. Earnings Available for Distribution, or EAD, is a non-GAAP measure. Please see Appendix slide 18 for a definition of Earnings Available for Distribution and a reconciliation of GAAP to non-GAAP financial information. 2. Return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends declared in the period, divided by book value as of the beginning of the period. PAGE 7 - Financing Profile 1. Average economic debt-to-equity is defined as total borrowings to fund RMBS, MSR and Agency Derivatives, plus the implied debt on net TBA positions, divided by total equity. 2. Balance of 5-year MSR term notes excludes deferred debt issuance costs. PAGE 6 - Earnings Available for Distribution and Portfolio Yield 1. Earnings Available for Distribution, or EAD, is a non-GAAP measure. Please see Appendix slide 18 for a definition of Earnings Available for Distribution and a reconciliation of GAAP to non-GAAP financial information. 2. EAD includes U.S. Treasury futures income of $0.03 per basic common share for the three months ended September 30, 2021. Had U.S. Treasury futures income been included for the three months ended June 30, 2021, EAD would have been $0.02 higher, or $0.21 per basic common share. 3. Portfolio yields on the portfolio held as of September 30, 2021 and projected over the remaining life of the investments. Assumes a static portfolio and, as a result, does not represent a projection of future yields due to excluding portfolio reinvestment. 4. Annualized portfolio yield includes interest income on RMBS and servicing income net of servicing expenses and estimated amortization on MSR. 5. Annualized cost of funds includes interest spread income/expense associated with the portfolio’s interest rate swaps.

End Notes (continued) 25 1. MSR portfolio based on the loans underlying the MSR reported by subservicers on a month lag, adjusted for current month purchases. 2. Weighted average loan size represents the current weighted average loan size. 3. FICO represents a mortgage industry accepted credit score of a borrower. 4. Three month prepayment speeds of delivered TBA contracts; average of J.P. Morgan, Credit Suisse, and Citi data. PAGE 10 - Mortgage Servicing Rights PAGE 11 - Agency + MSR Advantage 1. RMBS + MSR represents an internally calculated exposure of a synthetic TBA position and the current coupon equivalents of our MSR and Agency IO RMBS. 2. RMBS + RATES represents our investment portfolio after excluding the internally calculated exposure of a synthetic TBA position and the current coupon equivalents of our MSR / Agency IO RMBS. 3. MSR/Agency IO RMBS includes the effect of unsettled MSR. 4. Book value exposure to current coupon represents estimated change in common book value for theoretical parallel shifts in spreads. PAGE 9 - Specified Pools 1. Securities collateralized by loans less than or equal to $200 thousand of initial principal balance. 2. Securities collateralized by loans from certain geographic concentrations. 3. Source: the company’s internal data. 4. Three month prepayment speeds of delivered TBA contracts; average of J.P. Morgan, Credit Suisse, and Citi data. PAGE 12 - Risk Positioning 1. Parallel shift represents estimated change in common book value for theoretical parallel shift in interest rates. 2. Shift in long term rates represents estimated change in common book value for theoretical non-parallel shifts in the yield curve. Analysis uses a +/- 25 basis point shift in 10 year rates while holding short term rates constant. 3. Shift in short term rates represents estimated change in common book value for theoretical non-parallel shifts in the yield curve. Analysis uses a +/- 25 basis point shift in 10 year rates while holding long term rates constant. 4. MSR/Agency IO RMBS includes the effect of unsettled MSR. 5. Other includes all other derivative assets and liabilities and borrowings. Other excludes TBAs, which are included in the Agency P&I RMBS/TBA category. PAGE 8 - Quarterly Activity and Portfolio Composition 1. For additional detail on the portfolio, see Appendix slides 19-21. 2. Economic debt-to-equity is defined as total borrowings to fund RMBS, MSR and Agency Derivatives, plus the implied debt on net TBA positions, divided by total equity. 3. Net TBA Position represents the bond equivalent value of the company’s TBA position. Bond equivalent value is defined as notional amount multiplied by market price. Accounted for as derivative instruments in accordance with GAAP. 4. MSR portfolio based on the loans underlying the MSR reported by subservicers on a month lag, adjusted for current month purchases.

End Notes (continued) 26 PAGE 16 - Q3-2021 Operating Performance 1. Earnings Available for Distribution, or EAD, is a non-GAAP measure. Please see Appendix slide 18 of this presentation for a definition of Earnings Available for Distribution and a reconciliation of GAAP to non-GAAP financial information. PAGE 17 - Q2-2021 Operating Performance 1. Earnings Available for Distribution, or EAD, is a non-GAAP measure. Please see Appendix slide 18 of this presentation for a definition of Earnings Available for Distribution and a reconciliation of GAAP to non-GAAP financial information. PAGE 15 - Financial Performance 1. Return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends declared in the period, divided by the book value as of the beginning of the period. 2. Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company’s common stock is calculated based on the closing price of the last trading day of the relevant quarter. PAGE 19 - Portfolio Metrics 1. Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives). 2. Other P&I includes 15-year fixed, Hybrid ARMs, CMO and DUS pools. PAGE 13 - Two Harbors Outlook 1. Source: Company’s indicative estimates based on portfolio assumptions and market conditions, for illustrative purposes only. PAGE 20 - Agency RMBS Portfolio 1. Determination of the percentage of prepay protected 30-fixed agency RMBS includes securities with implicit or explicit protection including lower loan balances (securities collateralized by loans less than or equal to $200K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations and lower FICO scores. 2. Other P&I includes 15-year fixed, Hybrid ARMs, CMO and DUS pools. 3. IOs and IIOs represent market value of $45.2 million of Agency Derivatives and $403.3 million of IOs. 4. Bond equivalent value is defined as the notional amount multiplied by market price. Accounted for as derivative instruments in accordance with GAAP. 5. Three month prepayment speeds of delivered TBA contracts; average of J.P. Morgan, Credit Suisse, and Citi data.

End Notes (continued) 27 PAGE 21 - Mortgage Servicing Rights Portfolio 1. MSR portfolio excludes residential mortgage loans for which the company is the named servicing administrator. 2. Weighted average loan size represents the current weighted average loan size. 3. FICO represents a mortgage industry accepted credit score of a borrower. PAGE 22 - Financing 1. Outstanding borrowings have a weighted average of 6.1 months to maturity. 2. Repurchase agreements and revolving credit facilities secured by MSR and/or other assets may be over-collateralized due to operational considerations.